UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 21, 2017

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

2501 CEDAR SPRINGS RD.
DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.                                        Unregistered Sales of Equity Securities.

The text in Item 7.01 of this Current Report on Form 8-K regarding the issuance in kind by EnLink Midstream Partners, LP (the “Partnership”) of 1,154,147 additional Series B Cumulative Convertible Preferred Units representing limited partner interests in the Partnership (the “Preferred Units”) and the text in (i) Item 5.03 of the Partnership’s Current Report on Form 8-K, dated January 7, 2016, filed with the Securities and Exchange Commission on January 12, 2016, and (ii) Item 3.02 of the Partnership’s Current Report on Form 8-K, dated December 6, 2015, filed with the Securities and Exchange Commission on December 7, 2015, regarding the terms of the Preferred Units, is incorporated into this item by reference.  The Partnership will issue 1,154,147 additional Preferred Units on May 12, 2017 in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and certain rules and regulations promulgated under that section.

Item 7.01.                                        Regulation FD Disclosure.

On April 21, 2017, the Partnership issued a press release announcing that on May 12, 2017, it will pay a quarterly distribution to unitholders of record on May 2, 2017.  The distribution will consist of (i) $0.39 per common unit to its common unitholders and (ii) an aggregate amount of 1,154,147 additional Preferred Units issued in kind to its holder of the Preferred Units.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated April 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC,
its General Partner

Date: April 21, 2017	By:	/s/ Michael J. Garberding
Michael J. Garberding
President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated April 21, 2017.